                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                  ____________________________________________



                                   FORM 8-K/A



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 April 13, 1994




                           THE MORNINGSTAR GROUP INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19075                 75-2217488
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                          5956 Sherry Lane, Suite 1800
                           Dallas, Texas  75225-6522
          (Address of principal executive offices including zip code)




                         Registrant's telephone number,
                      including area code:  (214) 360-4777

                      INFORMATION TO BE INCLUDED IN REPORT



Item 2.     Acquisition or Disposition of Assets.

            On April 13, 1994, the registrant, The Morningstar Group Inc. ("Morningstar" or "Company"), completed the previously announced divestiture of Velda Farms Inc. ("Velda") to Engles Dairy Acquisition L.P. ("Purchaser") at a selling price of approximately $48.0 million consisting of $45.0 million and $3.0 million of 9% Series A Preferred Stock of OC, Holdings, Inc., an affiliate of the Purchaser. Morningstar recorded a gain of approximately $.4 million after expenses and taxes related to the sale. The Company has not assigned any value to the preferred stock. As such, the preferred stock has not been included in determining the gain on the sale. Also, as part of this transaction Morningstar entered into a Dairy Products Supply Agreement with the Purchaser.

On January 24, 1994, the Company completed the sale of its plastic packaging operation ("Packaging") to CKS Rigal Plastics at a selling price of approximately $1.2 million in cash. The Company recorded an immaterial loss on the sale after considering expenses and taxes related to the sale.

The foregoing summary is subject to the full text of the Amended and Restated Agreement and Plan of Merger and the Dairy Products Supply Agreement, both of which relate to the Velda sale and which were previously included in the Company's Form 8-K filed April 28, 1994.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.


            (b)   Pro Forma Financial Information.

                  The following financial information is presented to illustrate the effects of the divestitures of Velda and Packaging as if such divestitures had occurred on December 31, 1993 (balance sheet) and January 1, 1993 (statement of operations).

                  (1)   Balance Sheet as of December 31, 1993 (unaudited).
                  (2) Statement of Operations for the year ended December 31, 1993 (unaudited).

            (c)   Exhibits.

                  None.

                             THE MORNINGSTAR GROUP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (Unaudited)




                                                                         Pro Forma Adjustments
                                         Historical     Divested      --------------------------     Pro Forma
ASSETS                                    Balances      Operations       Debit         Credit        Balances
- ------                                   ----------    -----------    -----------    -----------    ----------
CURRENT ASSETS:
  Cash                                  $    3,343     $       (3)    $   46,530(a)  $    4,062(b)  $   4,908
                                                                                         40,900(c)
  Receivables                               36,621        (10,568)           709(d)         -          26,762
  Inventories                               15,127         (3,600)            -             -          11,527
  Prepaids & deposits                        9,966           (447)            -             -           9,519
                                        -----------    -----------    -----------    -----------    ----------

    Total current assets                    65,057        (14,618)        47,239         44,962        52,716

INVESTMENT IN EQUITY SECURITIES                -              -            3,000(e)       3,000(e)        -

PROPERTY, PLANT & EQUIPMENT:
  Land                                       9,765         (3,704)           -              -           6,061
  Buildings                                 22,557         (6,093)           -              -          16,464
  Machinery & equipment                     37,807         (8,473)           -              -          29,334
                                        -----------    -----------    -----------    -----------    ----------

   Gross property, plant & equipment        70,129        (18,270)           -              -          51,859
  Less: Accumulated depreciation           (13,882)         4,133            -              -          (9,749)
                                        -----------    -----------    -----------    -----------    -----------

   Net property, plant &  equipment         56,247        (14,137)           -              -          42,110

INTANGIBLE AND OTHER ASSETS:
  Identifiable intangible assets             3,177            -              -              -           3,177
  Goodwill                                  90,114        (18,285)           -              -          71,829
  Deferred financing costs                   3,099           (394)           -              688(b)      2,017
  Other assets                               2,778         (1,006)           -              -           1,772
                                        -----------    -----------    -----------    -----------    ----------

  Total intangible and other assets         99,168        (19,685)           -              688        78,795
                                        -----------    -----------    -----------    -----------    ----------

    TOTAL ASSETS                        $  220,472     $  (48,440)    $   50,239     $   48,650     $ 173,621
                                        ===========    ===========    ===========    ===========    ==========

                             THE MORNINGSTAR GROUP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (unaudited)



                                                                         Pro Forma Adjustments
                                         Historical     Divested      --------------------------     Pro Forma
                                          Balances      Operations       Debit         Credit        Balances
 LIABILITIES AND                         ----------    -----------    -----------    -----------    ----------
SHAREHOLDERS' EQUITY
- --------------------
CURRENT LIABILITIES:
  Accounts payable                      $   24,417     $   (6,416)    $      -       $      -       $  18,001
  Intercompany accounts payable                -             (709)           -              709(d)        -
  Accrued liabilities                       19,434         (1,608)           -              880(b)     18,706
  Current portion of long-term debt         14,750            -            3,775(c)         -          10,975
                                        -----------    -----------    -----------    -----------    ----------

    Total current liabilities               58,601         (8,733)         3,775          1,589        47,682

LONG-TERM DEBT:
  Senior term loan                          85,750            -           20,450(c)         -          65,300
  Revolving credit facility                 16,675            -           16,675(c)         -             -
  Industrial revenue bonds                   3,000            -              -              -           3,000
                                        -----------    -----------    -----------    -----------    ----------

   Total long-term debt                    105,425            -           37,125            -          68,300

OTHER LONG-TERM LIABILITIES                  1,913            -              250(a)         -           1,663
                                        -----------    -----------    -----------    -----------    ----------

STOCKHOLDERS' EQUITY:
  Common stock                                 143            -              -              -             143
  Additional paid-in capital                69,541            -              -              -          69,541
  Retained deficit                         (15,151)           -              -            1,443(f)    (13,708)
  Payables to parent                           -          (39,707)           -           39,707(g)        -
                                        -----------    -----------    -----------    -----------    ----------

 Total stockholders' equity                 54,533        (39,707)           -           41,150        55,976
                                        -----------    -----------    -----------    -----------    ----------

  TOTAL LIABILITIES AND
     EQUITY                             $  220,472     $  (48,440)    $   41,150     $   42,739     $ 173,621
                                        ===========    ===========    ===========    ===========    ==========

                             THE MORNINGSTAR GROUP

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1993
                                  (Unaudited)

The unaudited pro forma consolidated balance sheet combines the following:

(1) The historical consolidated balance sheet of The Morningstar Group Inc. and Subsidiaries as of December 31, 1993.

(2) The effect of the disposition of The Morningstar Group's wholly-owned subsidiaries, Velda and Packaging (collectively, the "Divested Operations"), based on their historical balances as of December 31, 1993.

(3)      Pro Forma Adjustments as follows:

                 Sources of Funds
                     Net Sales Proceeds                               $    46,530
                                                                      ===========

                 Uses of Funds
                     Term Loan reduction                              $   24,225
                     Revolving Credit Facility reduction                  16,675
                     Expenses and write-offs                               5,630
                                                                      -----------

                          Total Uses                                  $   46,530
                                                                      ===========

         (a) The pro forma proceeds from the sale of the Divested Operations based upon their historical working capital balances as of December 31, 1993.

         (b) The recognition of expenses and write-offs incurred as a result of the dispositions, including legal fees, accounting fees, insurance costs, the write-off of a prorata share of Morningstar's deferred financing costs, and federal and state income taxes relating to the gain on the dispositions.

         (c) The principal reductions in Morningstar's outstanding bank debt with the net proceeds of the dispositions.

         (d) The recognition of a receivable that was formerly eliminated as an intercompany receivable between continuing Morningstar subsidiaries and the Divested Operations.

         (e) The recognition of preferred stock received as part of the proceeds during the dispositions, and the creation of a valuation reserve to defer recognition of the gain until dividends on the preferred stock commence.

                 9% Series A Preferred Stock                          $    3,000
                 Reserve for Preferred Stock                              (3,000)
                                                                      -----------
                    Net gain on Preferred Stock                       $      -
                                                                      ===========

         (f) The recognition of the net gain on the dispositions.

         (g) The write-off of Morningstar's net investment in the Divested Operations.

                             THE MORNINGSTAR GROUP
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                              DOLLARS IN THOUSANDS
                                  (unaudited)


                                                                                                   Pro Forma
                                                                                                   Year Ended
                                                     Morningstar     Divested       Pro Forma      December 31,
                                                      Historical     Operations    Adjustments         1993
                                                     -----------    -----------    -----------    -------------
NET SALES                                            $  396,668     $ (122,719)    $     -          $ 273,949

COST OF GOODS SOLD                                      302,987        (91,390)          -            211,597
                                                     -----------    -----------    ----------       ----------

  Gross Profit                                           93,681        (31,329)          -             62,352

OPERATING COSTS AND EXPENSES:
  Distribution                                           35,576        (17,915)          -             17,661
  Selling                                                21,660         (2,652)          -             19,008
  General and administrative                             18,679         (4,182)         (300) (a)      13,576
                                                                                        (621) (b)


  Restructuring and other charges                         9,000         (1,900)          -              7,100
                                                     -----------    -----------    ----------       ----------
  Total operating costs and expenses                     84,915        (26,649)         (921)          57,345
                                                     -----------    -----------    ----------       ----------

OPERATING INCOME                                          8,766         (4,680)          921            5,007

INTEREST EXPENSE                                          6,429            -          (2,179) (c)       4,250
AMORTIZATION OF DEFERRED
  FINANCING COSTS                                           747            -           (261)  (d)         486
OTHER INCOME, NET                                        (1,279)           374           -               (905)
                                                     -----------    -----------    ----------       ----------

INCOME/(LOSS) BEFORE INCOME TAXES                         2,869         (5,054)        3,361            1,176
PROVISION FOR INCOME TAXES                                1,885            -          (1,438) (e)         447
                                                     -----------    -----------    ----------       -----------

NET INCOME/(LOSS)                                    $      984     $   (5,054)    $   4,799        $     729
                                                     ===========    ===========    ==========       ==========

EARNINGS PER SHARE:
  Net earnings                                       $      .06                                     $     .05



AVERAGE COMMON SHARES OUTSTANDING                    15,011,607                                    15,011,607

                           THE MORNINGSTAR GROUP INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (Unaudited)


The unaudited pro forma consolidated statement of operations combines the following:

(1) The historical consolidated statement of operations of The Morningstar Group Inc. and Subsidiaries for the twelve months ended December 31, 1993.

(2) Pro forma adjustments to eliminate the historical results of the Company's wholly-owned subsidiaries, Velda and Packaging
         (collectively, the "Divested Operations") for the twelve months ended December 31, 1993.

(3) Pro forma adjustments to reflect the effect of the dispositions on the following (in thousands):

         (a) The reduction of certain general and administrative expenses resulting from reductions of corporate level services and personnel.

         (b) The reduction in amortization of intangibles due to amounts written off as a result of the dispositions.

                 Identifiable intangibles              $     (127)
                 Goodwill                                    (494)
                                                       -----------
                                                       $     (621)
                                                       ===========

         (c) The recognition of the reduction in interest expense resulting from the payoff of Morningstar's bank loans with the net cash proceeds from the dispositions.

                                         $ in 000's      Avg. rate       Interest
                                         ----------      ---------       --------
                 Term loan                 (24,225)         5.261%    $   (1,275)
                 Revolver                  (16,675)         5.422%          (904)
                                                                      -----------
                 Annual reduction                                     $   (2,179)
                                                                      ===========

         (d) The reduction in deferred finance amortization due to amounts written off as a result of the disposition.

                                                                  1993 Amortization
                                                                  -----------------
                 Revolver                                             $      150
                 Term loan                                                   597
                                                                      -----------
                                                                             747
                 Payoff per balance sheet                                  34.91%
                                                                      -----------
                 Divested amount                                      $      261
                                                                      ===========

         (e) The recognition of federal and state income taxes based on an estimated effective tax rate of 38%.

                 Total pro forma profits                              $    1,176
                 Tax rate                                                     38%
                                                                      -----------
                 Estimated taxes                                             447
                 Less taxes previously recorded                           (1,885)
                                                                      -----------

                 Pro forma tax                                        $   (1,438)
                                                                      ===========

                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE MORNINGSTAR GROUP INC.
                                                 (Registrant)



                                            By:     /s/Michael J. Cramer
                                                -------------------------------
                                                       Michael J. Cramer
                                                 Vice President and Secretary


Date: March 27, 1995





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